Form N-SAR

Sub-Item 77E
Legal Proceedings
2-34393, 811-1879

Legal Proceedings information is incorporated herein by reference to the Notes to Financial Statements of the Janus Investment Fund's
Semiannual Report to Shareholders, filed on Form N-CSR on June 29, 2004, accession number 0000277751-04-000002 (File No.
2-34393).